American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement Small Company Fund
Supplement dated March 21, 2020 ■ Summary Prospectus and Prospectus dated November 1, 2019

The following changes are effective April 1, 2020.

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and prospectus.
Portfolio Managers
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2017.

The following replaces The Fund Management Team section on pages 8-9 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since 2017. He joined American Century Investments in 2016 as a portfolio manager. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. He has a bachelor’s degree in Political Economies of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-96094 2003